Commitments and Contingencies	12 Months Ended
Dec. 31, 2019
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENCIES	COMMITMENTS AND CONTINGENCIES

Commitments and contingencies primarily consist of lease commitments, guarantees and indemnifications, and litigation and claims.

Lease Commitments

We lease various land, buildings, and equipment under agreements that expire over various contractual periods ranging from less than one year to thirty-two years. Many of our leases contain one or more options to extend. We include options that we are reasonably certain to exercise in our evaluation of the lease term after considering all relevant economic and financial factors. The leased (“right-of-use”) assets in operating lease arrangements are presented in Other assets on our consolidated balance sheet.

For the majority of our leases commencing on or after January 1, 2019, we do not separate the non-lease components (e.g., maintenance and operating services) from the lease components to which they relate. Instead, non-lease components are included in the measurement of the lease liabilities.  We calculate the initial lease liability as the present value of fixed payments not yet paid using the discount rate implicit in the lease.  If the discount rate is not readily determinable, we use our incremental borrowing rate. Operating lease liabilities are reported in Other liabilities and deferred revenue. Variable payments are included in the lease liability if they are based on a market rate or an index (e.g., CPI). Variable payments that do not meet this criterion are expensed as incurred.

We have rental commitments for certain land, buildings, and equipment that expire over various contractual periods. Minimum non-cancelable operating lease commitments at December 31, 2018 were as follows (in millions):

	2019	2020	2021	2022	2023	Thereafter	Total
Minimum rentals on operating leases	$19	$14	$11	$10	$9	$34	$97

The amounts contractually due on our operating lease liabilities at December 31, 2019 were as follows (in millions):

	2020	2021	2022	2023	2024	Thereafter	Total
Operating lease	$22	$18	$16	$16	$15	$36	$123
Less: Present value discount							13
Total operating lease liabilities							$110

Operating and variable lease expense for the year ending December 31, 2019 was $21 million. The right-of-use assets obtained in exchange for operating lease liabilities for the same period was $42 million.

As of December 31, 2019, the weighted average remaining lease term for operating leases was seven years and the weighted average remaining discount rate for operating leases was 3.1%.

Rental expense for cancelable and non-cancelable leases of $26 million, $28 million, and $21 million was recorded in Operating expenses for the years ended December 31, 2017, 2018, and 2019, respectively.

Guarantees and Indemnifications

Guarantees and indemnifications are recorded at fair value at their inception. We regularly review our performance risk under these arrangements, and in the event it becomes probable we will be required to perform under a guarantee or indemnity, the amount of probable payment is recorded.

The maximum potential payments under these guarantees and limited indemnities totaled $34 million and $53 million at December 31, 2018 and 2019, respectively. Of these values, $29 million and $48 million at December 31, 2018 and 2019, respectively, were counter-guaranteed by Ford to us. There were no recorded liabilities related to guarantees and limited indemnities at December 31, 2018 and 2019.
NOTE 18. COMMITMENTS AND CONTINGENCIES (continued)

In some cases, we have guaranteed debt and other financial obligations of outside third parties and unconsolidated affiliates, including Ford. Expiration dates vary, and guarantees will terminate on payment and/or cancellation of the underlying obligation. A payment by us would be triggered by failure of the guaranteed party to fulfill its obligation covered by the guarantee. In some circumstances, we are entitled to recover from a third party amounts paid by us under the guarantee. However, our ability to enforce these rights is sometimes stayed until the guaranteed party is paid in full, and may be limited in the event of insolvency of the third party or other circumstances.

In the ordinary course of business, we execute contracts involving indemnifications standard in the industry and indemnifications specific to a transaction. These indemnifications might include and are not limited to claims relating to any of the following: environmental, tax, and shareholder matters; intellectual property rights; governmental regulations and employment-related matters; dealer and other commercial contractual relationships; and financial matters, such as securitizations. Performance under these indemnities generally would be triggered by a breach of terms of the contract or by a third-party claim. While some of these indemnifications are limited in nature, many of them do not limit potential payment. Therefore, we are unable to estimate a maximum amount of future payments that could result from claims made under these unlimited indemnities.

Litigation and Claims

Various legal actions, proceedings, and claims (generally, “matters”) are pending or may be instituted or asserted against us. These include but are not limited to matters arising out of governmental regulations; tax matters; alleged illegal acts resulting in fines or penalties; financial services; employment-related matters; dealer and other contractual relationships; personal injury matters; investor matters; and financial reporting matters. Certain of the pending legal actions are, or purport to be, class actions. Some of the matters involve or may involve claims for compensatory, punitive, or antitrust or other treble damages in very large amounts, sanctions, assessments, or other relief, which, if granted, would require very large expenditures.

The extent of our financial exposure to these matters is difficult to estimate. Many matters do not specify a dollar amount for damages, and many others specify only a jurisdictional minimum. To the extent an amount is asserted, our historical experience suggests that in most instances the amount asserted is not a reliable indicator of the ultimate outcome.
We accrue for matters when losses are deemed probable and reasonably estimable. In evaluating matters for accrual and disclosure purposes, we take into consideration factors such as our historical experience with matters of a similar nature, the specific facts and circumstances asserted, the likelihood that we will prevail, and the severity of any potential loss. We reevaluate and update our accruals as matters progress over time.

For nearly all matters where our historical experience with similar matters is of limited value (i.e., “non-pattern matters”), we evaluate the matters primarily based on the individual facts and circumstances. For non-pattern matters, we evaluate whether there is a reasonable possibility of a material loss in excess of any accrual that can be estimated. It is reasonably possible that some of the matters for which accruals have not been established could be decided unfavorably and could require us to pay damages or make other expenditures. On January 9, 2019, FCE Bank plc (“FCE”) received a decision from the Italian Competition Authority, which included an assessment of a fine against FCE in the amount of €42 million (equivalent to $47 million at December 31, 2019). On March 8, 2019, FCE appealed the decision and the fine, and a hearing has been scheduled for February 26, 2020. The ultimate resolution of the matter may potentially take several years. While we have determined that an adverse outcome is not probable, the reasonably possible loss could be up to the fine amount.

As noted, the litigation process is subject to many uncertainties, and the outcome of individual matters is not predictable with assurance. Our assessments are based on our knowledge and experience, but the ultimate outcome of any matter could require payment substantially in excess of the amount that we have accrued and/or disclosed.